Exhibit 99.1

CapitalSouth Bancorp Announces Third Quarter 2006 Results

FOR IMMEDIATE RELEASE - Birmingham, Alabama (October 26, 2006) - CapitalSouth Bancorp (“CapitalSouth”) (NASDAQ-GM: CAPB) today announced results for the third quarter of 2006. Total assets at the end of the quarter were $460.6 million, a 17.8% increase over the $390.9 million at the end of the third quarter 2005. Deposits grew 13.8% during the same period, ending the third quarter 2006 at $375.6 million. Stockholders’ equity ended the third quarter at $40.5 million, or $13.63 per share, up $1.72 from September 30, 2005.

For the quarter ended September 30, 2006, CapitalSouth reported earnings of $611,000, level with the third quarter 2005. For the quarter, diluted earnings per share decreased 25.9% to $.20 from the $.27 reported for the third quarter 2005 due to the additional shares outstanding as a result of our  Initial Public Offering in December 2005. Earnings in the third quarter 2006 resulted in a return on average shareholders’ equity (ROE) of 6.02% compared to 9.11% in the same quarter of 2005, and a return on average assets (ROA) of 0.54% compared to 0.64% for the same quarter of 2005.

During the third quarter 2006, CapitalSouth recorded a loan loss provision of $119,000 and recognized $31,000 in net recoveries, representing -0.03% of average total loans for the period compared with net charge-offs representing .05% of average total loans for the third quarter of 2005. At September 30, 2006, nonperforming assets were 0.69% of period end loans and other real estate compared to 0.55% at December 31, 2005. The allowance for loan losses as a percentage of period end nonperforming loans was 200% at September 30, 2006, compared to 229% at December 31, 2005.

“This is an exciting time in the life of our Company as we continue our focus on growth and expansion” stated W. Dan Puckett, Chairman and CEO. “Our new market expansion and in-market expansion continues to mature and grow, creating higher returns on these investments. I am pleased that we have been successful in absorbing the expansion costs of the new offices opened late in 2005 and look forward to increased profitability as these offices continue to increase their contribution to our earnings. Additionally, the merger of our subsidiary banks, scheduled for November 2006, will generate efficiencies that will allow us to grow our Montgomery market more profitably.”

CapitalSouth Bancorp is a bank holding company operating nine full service banking offices and one loan production office through two bank subsidiaries as follows: CapitalSouth Bank with seven full service banking offices in Birmingham and Huntsville Alabama, and Jacksonville Florida, as well as a loan production office in Atlanta, Georgia; and Capital Bank with two full service banking offices in Montgomery Alabama. CapitalSouth targets small to medium-sized businesses in the markets it serves. Two of CapitalSouth Bank’s offices operate under the name “Banco Hispano” and provide financial services to the growing Latino community prevalent in their areas. CapitalSouth offers SBA lending services and other loan programs for business owners through its Business Capital Group, which operates through full-service offices as well as the loan production office. CapitalSouth also provides Internet banking services at www.capitalsouthbank.com and www.capitalbankal.com as well as personal investment services.

CapitalSouth Bancorp common stock is traded on the NASDAQ Global Market System under the symbol “CAPB”.

This press release contains “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995, which is based on CapitalSouth’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. CapitalSouth undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new, updated information, future events, or otherwise.

Contacts:	W. Dan Puckett	Carol Marsh
	Chief Executive Officer	Chief Financial Officer
	(205) 870-1939	(205) 870-1939

CapitalSouth Bancorp
(Unaudited Financial Highlights)
(in thousands, except for per share amounts and percentages)

	Three Months Ended
	September 30		Percentage
	2006	2005	Change

Net interest income	$4,069	$3,380	20.4%
Provision for loan losses	119	257	-53.7%
Noninterest income	573	456	25.7%
Noninterest expense	3,624	2,653	36.6%
Income before provision for income taxes	899	926	-2.9%
Provision for income taxes	288	316	-8.9%
Net income	$611	$610	0.2%

Weighted average common and common
equivalent shares outstanding
Basic	2,969	2,248	32.1%
Diluted	3,019	2,276	32.6%

Net income per common share
Basic	$0.21	$0.27	-22.2%
Diluted	$0.20	$0.27	-25.9%

Return on average assets	0.54%	0.64%
Return on average tangible assets	0.54%	0.64%
Return on average equity	6.02%	9.11%
Return on average tangible equity	6.22%	9.28%

Noninterest Income

Service charges on deposits	$303	$246	23.2%
Investment banking income, net	52	17	205.9%
Business Capital Group loan income	130	105	23.8%
Other	88	88	0.0%
Total noninterest income	$573	$456	25.7%

Noninterest Expense

Salaries and employee benefits	$1,878	$1,569	19.7%
Occupancy and equipment expense	582	398	46.2%
Professional fees	345	186	85.5%
Advertising	169	39	333.3%
Other	650	461	41.0%
Total noninterest expense	$3,624	$2,653	36.6%

CapitalSouth Bancorp
(Unaudited Financial Highlights)
(in thousands, except for per share amounts and percentages)

	Nine Months Ended
	September 30		Percentage
	2006	2005	Change

Net interest income	$11,674	$9,477	23.2%
Provision for loan losses	459	758	-39.4%
Noninterest income	2,569	1,688	52.2%
Noninterest expense	10,605	7,554	40.4%
Income before provision for income taxes	3,179	2,853	11.4%
Provision for income taxes	1,110	930	19.4%
Net income	$2,069	$1,923	7.6%

Weighted average common and common
equivalent shares outstanding
Basic	2,961	2,244	32.0%
Diluted	3,020	2,283	32.3%

Net income per common share
Basic	$0.70	$0.86	-18.6%
Diluted	$0.69	$0.84	-17.9%

Return on average assets	0.63%	0.71%
Return on average tangible assets	0.63%	0.71%
Return on average equity	6.99%	9.83%
Return on average tangible equity	7.23%	9.89%

Noninterest Income

Service charges on deposits	$830	$721	15.1%
Investment banking income, net	146	50	192.0%
Business Capital Group loan income	268	640	-58.1%
Gain on sale of nonmarketable
equity securities	1,055	-	100.0%
Other	270	277	-2.5%
Total noninterest income	$2,569	$1,688	52.2%

Noninterest Expense

Salaries and employee benefits	$5,868	$4,256	37.9%
Occupancy and equipment expense	1,661	1,240	34.0%
Professional fees	1,036	614	68.7%
Advertising	511	259	97.3%
Other	1,529	1,185	29.0%
Total noninterest expense	$10,605	$7,554	40.4%

CapitalSouth Bancorp
(Unaudited Financial Highlights)
(in thousands, except for per share amounts and percentages)

	Sept 30,	Sept 30,	Percentage
Period End Balances:	2006	2005	Change
Total assets	$460,602	$390,862	17.8%
Earning assets	438,457	368,467	19.0%
Securities	67,903	68,485	-0.8%
Loans held for sale	-	82	-100.0%
Loans	363,759	284,623	27.8%
Allowance for loan losses	4,160	3,744	11.1%
Deposits	375,599	329,910	13.8%
Borrowings	40,248	28,951	39.0%
Stockholders' equity	40,496	26,796	51.1%

Equity to assets	8.79%	6.86%
Leverage ratio	8.60%	6.61%
Book value per common share	$13.63	$11.91	14.4%
Tangible book value per common share	$13.20	$11.35	16.3%
Ending shares outstanding	2,972	2,250	32.1%

Asset Quality Analysis
(in thousands, except percentages)

	As of / For the Three Months Ended
	Sept 30, 2006	June 30, 2006	Mar 31, 2005	Dec 31, 2005	Sept 30, 2005
Nonacrrual loans	$2,085	$1,545	$2,135	$1,684	$1,281
Loans past due 90 days or more
and still accruing	-	-	-	-	-
Other real estate owned and repossessions	431	357	298	111	320
Total nonperforming assets	2,516	1,902	2,433	1,795	1,601
Total nonperforming assets as a percentage
of period-end loans and other real estate	0.69%	0.55%	0.72%	0.55%	0.56%
Allowance for loan losses	$4,160	$4,011	$4,048	$3,856	$3,744
Provision for loan losses	119	104	236	156	257
Loans charged off	20	152	67	75	67
Loan recoveries	51	10	23	31	28
Net charge-offs	(31)	142	44	44	39
Allowance for loan losses as a
percentage of period-end loans	1.14%	1.15%	1.20%	1.18%	1.32%
Allowance for loan losses as a
percentage of period-end nonperforming loans	199.52%	259.61%	189.60%	228.98%	292.27%
Net charge-offs to average loans
(annualized)	-0.03%	0.16%	0.05%	0.06%	0.05%

GAAP Reconciliation and Management Explanation for Non-GAAP Financial Measures

The information set forth above contains certain financial information determined by methods other than in accordance with GAAP. These non-GAAP financial measures are “return on average tangible equity,” “return on average tangible assets,” and “tangible book value per common share.” Our management uses these non-GAAP measures in its analysis of CapitalSouth’s performance.

“Return on average tangible equity” is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. “Return on average tangible assets” is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. Our management includes these measures because it believes that they are important when measuring CapitalSouth’s performance against entities with higher levels of goodwill and other intangibles. These measures are used by many investors as part of their analysis of the bank holding company’s performance.

“Tangible book value per common share” is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. This measure is important to many investors in the marketplace who are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company.

These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures which may be presented by other bank holding companies. The following reconciliation table provides a more detailed analysis of these non-GAAP performance measures.

	As of / For the Three Months Ended September 30,
	2006	2005
Book value of equity	$40,496	$26,796
Intangible assets	1,276	1,273
Book value of tangible equity	$39,220	$25,523
Average assets	$449,632	$380,068
Average intangible assets	1,276	498
Average tangible assets	$448,356	$379,570
Return on average assets	0.54%	0.64%
Effect of average intangible assets	0.00%	0.00%
Return on average tangible assets	0.54%	0.64%
Average equity	$40,275	$26,578
Average intangible assets	1,276	498
Average tangible equity	$38,999	$26,080
Return on average equity	6.02%	9.11%
Effect of average intangible assets	0.20%	0.17%
Return on average tangible equity	6.22%	9.28%
Per Share:
Book value	$13.63	$11.91
Effect of intangible assets	0.43	0.56
Tangible book value	$13.20	$11.35

percentages are annualized

	As of / For the Nine Months Ended September 30,
	2006	2005
Book value of equity	$40,496	$26,796
Intangible assets	1,276	1,273
Book value of tangible equity	$39,220	$25,523
Average assets	$441,882	$363,728
Average intangible assets	1,276	173
Average tangible assets	$440,606	$363,555
Return on average assets	0.63%	0.71%
Effect of average intangible assets	0.00%	0.00%
Return on average tangible assets	0.63%	0.71%
Average equity	$39,558	$26,157
Average intangible assets	1,276	172
Average tangible equity	$38,282	$25,985
Return on average equity	6.99%	9.83%
Effect of average intangible assets	0.24%	0.06%
Return on average tangible equity	7.23%	9.89%
Per Share:
Book value	$13.63	$11.91
Effect of intangible assets	0.43	0.56
Tangible book value	$13.20	$11.35

percentages are annualized

CAPITALSOUTH BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets
(Unaudited)
September 30, 2006 and 2005

Assets	2006	2005

Cash and cash equivalents	$9,094,226	10,420,012
Federal funds sold	2,217,556	10,368,374
Securities available–for–sale	37,938,923	36,997,083
Securities held–to–maturity, fair values of $26,322,248
and $29,473,323 at Spetember 30, 2006 and 2005, respectively	27,217,171	29,924,260
Federal Home Loan Bank stock	1,852,600	943,200
Federal Reserve Bank stock	894,650	620,850
Loans held–for–sale	—	82,231
Loans	363,759,102	284,622,590
Allowance for loan losses	(4,160,394)	(3,743,785)
Net loans	359,598,708	280,878,805
Premises and equipment, net	10,621,479	9,842,893
Bank–owned life insurance	4,506,829	4,337,862
Other assets	6,659,837	6,445,980
Total assets	$460,601,979	390,861,550

Liabilities and Stockholders’ Equity
Deposits:
Interest–bearing	$322,870,385	286,870,576
Noninterest–bearing	52,728,333	43,039,340
Total deposits	375,598,718	329,909,916
Federal funds purchased	16,197,323	—
Borrowed funds	6,000,000	5,745,103
Repurchase agreements	10,317,319	12,468,071
Note payable	—	3,005,000
Subordinated debentures	7,733,000	7,733,000
Other liabilities	4,259,354	5,204,341
Total liabilities	420,105,714	364,065,431
Stockholders’ equity:
Preferred stock, $0.01 par value. Authorized 500,000 shares;
issued and outstanding none	—	—
Common stock, $1 par value. Authorized 7,500,000 shares at
September 30, 2006 and 2005; issued 3,056,599
and 2,334,363 shares at September 30, 2006 and 2005,
respectively; outstanding 2,971,769 and
2,249,533 shares at September 30, 2006 and 2005,
respectively	3,056,599	2,334,363
Treasury stock, at cost, 84,830 shares in 2006 and 2005	(1,255,060)	(1,255,060)
Paid–in surplus	26,244,640	15,220,576
Retained earnings	12,984,015	10,902,707
Accumulated other comprehensive loss, net	(533,929)	(406,467)
Total stockholders’ equity	40,496,265	26,796,119
Total liabilities and stockholders’ equity	$460,601,979	390,861,550

CAPITALSOUTH BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
Three and Nine Months Ended September 30, 2006 and 2005
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Interest income:
Interest and fees on loans	$7,405,181	5,141,200	$20,386,381	13,862,821
Interest on securities	665,050	541,394	2,003,371	1,663,973
Interest on federal funds sold	18,447	90,720	155,145	119,807
Total interest income	8,088,678	5,773,314	22,544,897	15,646,601
Interest expense:
Interest on deposits	3,520,611	2,070,135	9,499,751	5,038,016
Interest on debt	499,216	322,908	1,370,991	1,131,230
Total interest expense	4,019,827	2,393,043	10,870,742	6,169,246
Net interest income	4,068,851	3,380,271	11,674,155	9,477,355
Provision for loan losses	118,850	257,483	459,306	758,215
Net interest income after provision for loan losses..	3,950,001	3,122,788	11,214,849	8,719,140
Noninterest income:
Service charges on deposits	303,396	246,459	830,057	721,106
Investment banking income, net	51,651	16,771	145,753	49,829
Gain on sale of available–for–sale securities, net	—	3,509	—	3,509
Business Capital Group loan income	130,111	104,556	267,885	640,275
Bank–owned life insurance	41,070	44,479	124,488	133,438
Gain on sale of nonmarketable equity securities	—	—	1,054,832	—
Other noninterest income	46,877	40,066	146,118	140,164
Total noninterest income	573,105	455,840	2,569,133	1,688,321
Noninterest expense:
Salaries and employee benefits	1,878,201	1,568,478	5,867,492	4,255,961
Occupancy and equipment expense	582,224	398,414	1,660,868	1,240,318
Professional fees	344,973	186,103	1,035,907	614,149
Advertising	169,324	39,290	510,868	259,067
Other noninterest expense	649,023	460,247	1,529,325	1,184,817
Total noninterest expense	3,623,745	2,652,532	10,604,460	7,554,312
Income before provision for income taxes	899,361	926,096	3,179,522	2,853,149
Provision for income taxes	287,998	316,463	1,110,287	930,042
Net income	$611,363	609,633	$2,069,235	1,923,107
Basic earnings per share	$0.21	0.27	$0.70	0.86
Basic weighted average shares outstanding	2,968,912	2,247,544	2,961,222	2,244,440
Diluted earnings per share	$0.20	0.27	$0.69	0.84
Diluted weighted average shares outstanding	3,018,973	2,275,671	3,019,891	2,283,227

	Average Balance Sheet
	and Net Interest Analysis on a Fully Tax-Equivalent Basis For
	the Three Months Ended September 30,
	2006			2005
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollar amounts in thousands)
Assets
Earning assets:
Loans, net of unearned
income	$355,730	$7,412	8.27%	$286,264	$5,147	7.13%
Investment securities	66,313	673	4.03%	58,486	555	3.76%
Other earning assets	3,706	55	5.89%	12,329	109	3.51%

Total earning assets	425,749	8,140	7.59%	357,079	5,811	6.46%

Other assets	23,883			22,989

Total assets	$449,632			$380,068

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW and money market accounts	109,300	1,048	3.80%	94,249	613	2.58%
Savings deposits	3,596	3	0.33%	3,745	3	0.32%
Time deposits < $100,000	176,464	2,121	4.77%	144,383	1,196	3.29%
Time deposits > $100,000	24,332	276	4.50%	27,166	214	3.13%
State of Alabama
time deposits	6,030	73	4.80%	5,780	44	3.02%
Federal funds purchased	8,493	122	5.70%	409	4	3.88%
FHLB advances	6,000	91	6.02%	10,946	114	4.13%
Repurchase agreements	10,513	133	5.02%	12,164	95	3.10%
Subordinated debentures	7,733	153	7.85%	5,603	90	6.37%
Other borrowings	—	—		1,635	20	4.85%

Total interest-bearing
liabilities	352,461	4,020	4.53%	306,080	2,393	3.10%

Net interest spread		4,120	3.06%		3,418	3.36%

Noninterest-bearing
demand deposits	53,072			43,581
Accrued expenses and
other liabilities	3,824			3,830
Stockholders' equity	40,718			26,957
Unrealized gain (loss) on
securities	(443)			(380)

Total liabilities and
stockholders' equity	$449,632			$380,068

Impact of noninterest-bearing
sources and other
changes in balance
sheet composition			0.78%			0.44%

Net interest margin			3.84%			3.80%

	Average Balance Sheet
	and Net Interest Analysis on a Fully Tax-Equivalent Basis For
	the Nine Months Ended September 30,
	2006			2005
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollar amounts in thousands)
Assets
Earning assets:
Loans, net of unearned
income	$344,460	$20,405	7.92%	$276,962	$13,876	6.70%
Investment securities	66,860	2,031	4.06%	59,463	1,681	3.78%
Other earning assets	6,421	254	5.29%	7,254	201	3.70%

Total earning assets	417,741	22,690	7.26%	343,679	15,758	6.13%

Other assets	24,141			20,049

Total assets	$441,882			$363,728

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW and money market accounts	108,974	2,859	3.51%	83,821	1,391	2.22%
Savings deposits	3,742	10	0.36%	3,727	10	0.36%
Time deposits < $100,000	171,598	5,656	4.41%	131,682	2,989	3.03%
Time deposits > $100,000	25,534	773	4.05%	26,373	533	2.70%
State of Alabama
time deposits	6,014	202	4.49%	5,780	115	2.67%
Federal funds purchased	6,344	249	5.25%	12,087	278	3.08%
FHLB advances	6,703	303	6.04%	10,981	312	3.80%
Repurchase agreements	10,963	375	4.57%	12,592	248	2.64%
Subordinated debentures	7,733	443	7.66%	5,147	249	6.46%
Other borrowings	—	—		1,311	44	4.52%

Total interest-bearing
liabilities	347,605	10,870	4.18%	293,501	6,169	2.81%

Net interest spread		11,820	3.08%		9,589	3.32%

Noninterest-bearing
demand deposits	50,938			40,555
Accrued expenses and
other liabilities	3,781			3,515
Stockholders' equity	40,146			26,510
Unrealized gain (loss) on
securities	(588)			(353)

Total liabilities and
stockholders' equity	$441,882			$363,728

Impact of noninterest-bearing
sources and other
changes in balance
sheet composition			0.70%			0.41%

Net interest margin			3.78%			3.73%